UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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BACTERIN INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To Be Held June 24, 2015

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Bacterin International Holdings, Inc. (the “Company”) on June 24, 2015 at 8:00 a.m. Mountain Time, at the Hilton Garden Inn, Denver Tech Center, 7675 E. Union Avenue, Denver, CO 80237, for the following purposes:

1.	To elect the two Class I directors named in the accompanying Proxy Statement to serve on the Company’s Board of Directors for three year terms until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

3.	To approve the Second Amended and Restated Bacterin International Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 900,000 shares to 1,400,000 shares; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on May 15, 2015 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting. You may submit your proxy by mail or Internet, and you may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 24, 2015: The Proxy Statement, along with our 2014 Annual Report on Form 10-K, are available at www.bacterin.com (click “About,” “Investor Info” and “SEC Filings”).

By order of the Board of Directors

/s/ Daniel Goldberger
Daniel Goldberger
Chief Executive Officer

Belgrade, Montana

May 22, 2015

Information about Attending the Annual Meeting

Only stockholders of record on the record date of May 15, 2015, are entitled to notice of, and to attend or vote at, our Annual Meeting. If you plan to attend the meeting in person, please bring the following:

1. Photo identification.

2. Acceptable Proof of Ownership if your shares are held in “street name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker confirming that you beneficially owned shares of the Company’s common stock on the record date or (b) an account statement showing that you beneficially owned shares of the Company’s common stock on the record date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your Broker giving you the right to vote your shares at the Annual Meeting.

BACTERIN INTERNATIONAL HOLDINGS, INC.

664 Cruiser Lane, Belgrade, Montana 59714

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2015

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:

We are providing these proxy materials to you in connection with the Board’s solicitation of proxies for our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on June 24, 2015. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and accompanying proxy card (or voting instruction card) are being mailed on or about May 22, 2015 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the annual meeting be Held?

A:	The Annual Meeting will be held on June 24, 2015 at 8:00 a.m. Mountain Time at the Hilton Garden Inn, Denver Tech Center, 7675 E. Union Avenue, Denver, CO 80237.

Q:	What information is contained in this Proxy Statement?

A:	This Proxy Statement contains information regarding our corporate governance practices, our board of directors, our named executive officers, the compensation of our board of directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2014?

A:	We have enclosed with this Proxy Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Our Annual Report on Form 10-K can also be accessed through our website at www.bacterin.com (click “About,” “Investor Info” and “SEC Filings”). We filed our Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 18, 2015.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect two Class I directors to serve on the Board until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EKS&H LLLP (“EKS&H”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

3.	To approve the Second Amended and Restated Bacterin International Equity Incentive Plan (the “Plan”) to increase the number of shares of our common stock authorized for issuance under the Plan from 900,000 shares to 1,400,000 shares; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, he must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EKS&H and to approve the Second Amended and Restated Bacterin International Equity Incentive Plan.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” the nominees to the Board; “FOR” the ratification of the appointment of EKS&H as our registered public accounting firm; and “FOR” the approval of the Second Amended and Restated Bacterin International Equity Incentive Plan.

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on May 15, 2015 (the “Record Date”) is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee (collectively, a “Broker”).

We had 7,076,670 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a Broker. As summarized below, there are some distinctions between stockholders of record and beneficial owners.

Stockholder of Record

 You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Daniel Goldberger, Chief Executive Officer, and John P. Gandolfo, Chief Financial Officer, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Messrs. Goldberger and Gandolfo.

Shares Beneficially Held in Street Name

 You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a Broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your Broker. As the beneficial owner, you have the right to direct your Broker how to vote. You may use the voting instruction card provided by your Broker for this purpose. Even if you have directed your Broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your Broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your Broker. The Annual Meeting will begin promptly at 8:00 a.m., Mountain Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your Broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your Broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your Broker.

Stockholders of record may submit proxies by completing, signing, dating and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing and dating the voting instruction cards provided and mailing them to the address provided on the voting instructions card. The proxy card and voting instructions card also include directions as to how you may submit your vote through the Internet. The voting instructions card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instructions card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board of Directors.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, namely “FOR” both of the director nominees, “FOR” the ratification of the appointment of EKS&H as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and “FOR” the approval of the Second Amended and Restated Bacterin International Equity Incentive Plan.

If you are a beneficial owner of shares in street name and do not provide the Broker that holds your shares with specific voting instructions then, under applicable rules, the Broker may generally vote on “routine” matters but cannot vote on “non-routine” matters. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal. Proposal 2 (ratification of the appointment of EKS&H) is a matter the Company believes will be considered “routine.” Proposal 1 (election of directors) and Proposal 3 (approval of the Second Amended and Restated Bacterin International Equity Incentive Plan) are matters the Company believes will be considered “non-routine.”

Q:	How are broker non-votes and abstentions treated?

A:	Broker non-votes and abstentions with respect to a proposal are counted as present or represented by proxy for purposes of establishing a quorum.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Bacterin International Holdings, Inc., 664 Cruiser Lane, Belgrade, MT 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your Broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes do you need to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	May the Company postpone or adjourn the Annual Meeting?

A:	If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The enclosed proxy card requests authority for the proxy holders, in their discretion, to vote the stockholders’ common shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this Proxy Statement will be voted in the same manner described in this Proxy Statement with respect to the original meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail and facsimile by directors, officers and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose results in a Current Report on Form 8-K that will be filed not more than four business days following the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

The Company’s Board of Directors consists of three classes of directors with staggered terms of three years each. Our Class I directors are Daniel Goldberger and David Goodman, our Class II directors are Kent Swanson and John Deedrick, and our Class III directors are Michael Lopach and Jon Wickwire. Each director holds office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The term of our Class I directors expires at the Annual Meeting, and both of our current Class I directors are standing for re-election. Biographical information about our directors is provided below.

The Board of Directors recommends that you vote “FOR” the election of Mr. Goldberger and Dr. Goodman.

The names, ages and positions of our directors are as follows:

Name	Age	Position
Kent Swanson	70	Chairman of the Board
Daniel Goldberger	56	Chief Executive Officer and Director
David Goodman, MD	59	Director
Michael Lopach	66	Director
Jon Wickwire	71	Director
John Deedrick	52	Director

The business experience of our directors for the past five years (and, in some instances, for prior years) is summarized below.

Nominees standing for re-election as Class I Directors:

Daniel Goldberger, Chief Executive Officer and Director, has more than 25 years of experience as a leader of both publicly traded and privately held medical technology companies, with a proven track record of building revenue and profits through the introduction of market changing product innovations. Before joining Bacterin as CEO and a director in August 2013, Mr. Goldberger was CEO and a director of Sound Surgical Technologies from April 2007 through its merger with Solta Medical (Nasdaq SLTM) in February 2013. Previously, he was President/CEO and a director of Xcorporeal (NYSE Amex XCR) an innovator in portable dialysis and Glucon (private) a developer of glucose measurement technology and several other successful enterprises. Mr. Goldberger is a named inventor on more than 60 US patents. He holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology and an MS in Mechanical Engineering from Stanford University. Mr. Goldberger contributes medical industry and management experience to the Board of Directors.

David Goodman, MD, Director, has devoted his career to improving health through the development and integration of innovative technologies into clinical practice. Dr. Goodman currently serves as Co-Founder and Chief Medical Officer of FirstVitals Health & Wellness, a technology-enabled service company focused on preventing complications such as foot ulcers and lower extremity amputations in people with diabetes. Dr. Goodman also serves on the board of directors of NEUROMetrix (Nasdaq: NURO), a neurotechnology company focused on the early detection of diabetic peripheral neuropathy (DPN) and treatment of painful diabetic neuropathy (PDN). In addition, Dr. Goodman served as a director of Sound Surgical Technologies LLC, a private manufacturer of aesthetic surgical tools until its successful acquisition by Solta Medical (Nasdaq:SLTM) in 2013. Dr. Goodman has a long track record of accomplishment in executive management as well as through his own entrepreneurial efforts. As an executive, Dr. Goodman served as CEO of SEDLine, an EEG-based brain monitoring company as well as the EVP of Business Development for Masimo (Nasdaq:MASI), a leading company in non-invasive patient monitoring. As an entrepreneur, Dr. Goodman was the founding CEO of LifeMasters Supported SelfCare, a pioneering disease management company, and Aradigm, a developer of electronic aerosol drug delivery systems. Dr. Goodman began his career as the first engineer at Nellcor, the company that developed modern pulse oximetry. He holds a B.A.S. in applied science and bioengineering and a M.S.E. in bioengineering from the University of Pennsylvania. Dr. Goodman also received an M.D. cum laude from Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology.  Dr. Goodman completed his internship at the University of California, San Francisco (UCSF) in the Department of Medicine. He holds 18 issued and 4 pending US patents and maintains clinical practices in California and Hawaii. Dr. Goodman contributes medical and industry experience to the Board of Directors.

Continuing Directors:

Kent Swanson, Chairman of the Board, was with Accenture for over 32 years, retiring from the firm in 2001 as a Senior Partner.  He held global leadership and management positions in a wide range of industries and geographies.  From 2001 to 2008, he was the Board Chair of ALN Medical Management; providing outsourced services for clinic-based physician practices.  Also from 2001 to 2008, he was Board Chair for Boys Hope Girls Hope of Colorado, a charitable organization providing a home and scholarship education for disadvantaged children with significant capabilities and promise.  From 2002 to 2009, he was a Board member, Audit Committee member and Compensation Committee Chair for MPC Computers.  Mr. Swanson graduated with distinction from the University of Minnesota earning an M.S. in Business and received an M.B.A. from the University of Chicago in 1969. Mr. Swanson contributes significant management experience to the Board of Directors.

Michael Lopach, Director, is a certified public accountant with over 40 years of accounting experience.  Mr. Lopach spent 27 years of his career with Galusha, Higgins, Galusha & Co., the largest privately held accounting firm in Montana and northern Idaho, where he served as president and CEO.  In 1999, Mr. Lopach founded Lopach & Carparelli PC, an accounting firm that focuses on medical practitioners.  Mr. Lopach received his MBA from the University of Notre Dame.  Mr. Lopach serves as chairman of the Audit Committee. Mr. Lopach contributes significant accounting experience to the Board of Directors.

Jon Wickwire, Director, is an attorney and founding shareholder of Wickwire Gavin, P.C., a national construction law firm which merged with Akerman Senterfitt, one of the top 100 law firms in the United States.  Mr. Wickwire served as lead counsel on major infrastructure litigation and alternative dispute resolutions, both domestically and internationally, throughout his 35 year career, and was the founding fellow of the American College of Construction Lawyers.  Mr. Wickwire also served as the founding chairman of the College of Scheduling, an organization dedicated to advancing the techniques, practice and profession of project scheduling, and has authored several books and articles on construction and public contract law, including Construction Management:  Law and Practice and The Construction Subcontracting Manual:  Practice Guide with Forms.  Mr. Wickwire is a graduate of the University of Maryland and Georgetown University Law Center.  Mr. Wickwire serves as chairman of the Nominations and Corporate Governance Committee. Mr. Wickwire contributes legal experience to the Board of Directors.

John Deedrick, Director, is an experienced senior executive with 30 years experience in healthcare, defense, and business consulting. He was a co-founder and managing director for Accuitive Medical Ventures and a corporate venture capitalist for Mayo Clinic. Mr. Deedrick currently serves as President and CEO of CHIP Solutions and is Founder and Chairman of GreatDeeds, a Minnesota non-profit organization. Mr. Deedrick has served on the board of numerous early, mid and growth stage healthcare companies over the last 17 years, including GreatDeeds and Ironwood Springs Ranch. Mr. Deedrick received his undergraduate degree from the University of Northwestern St. Paul (Roseville, MN) and his MBA from St. Thomas University (St. Paul, MN). Mr. Deedrick serves as chairman of the Compensation Committee. Mr. Deedrick contributes significant financial, management and industry experience to the Board of Directors.

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Director Independence

A majority of our Board members and all members of our audit, compensation and nominations and corporate governance committees are independent directors. Our independent Board members are Kent Swanson, Michael Lopach, Jon Wickwire, John Deedrick and David Goodman.

Board Meetings; Attendance at Annual Stockholders Meeting

The Board of Directors met fifteen times during fiscal 2014. All directors attended at least 75% of the meetings of the Board and Board Committees on which the director served during the last fiscal year. The Company does not have a formal policy on Board member attendance at annual meetings of stockholders, but encourages Directors to attend. All Directors attended the Company’s 2014 annual meeting of stockholders.

Board Leadership Structure and Risk Oversight

The Board is led by Kent Swanson in his role as Chairman. Mr. Swanson is an independent director. The Company believes this structure is appropriate because it enables the Board to provide independent oversight and guidance.

The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors relies upon the Chief Executive Officer to supervise day-to-day risk management, and the Chief Executive Officer reports directly to the Board and certain committees on such matters as appropriate. In addition, Company management recently formed a Risk Committee reporting to the Audit Committee.

Stockholder Communications

The Board does not have a formal process for stockholders to send communications to the Board of Directors and does not feel that such a process is necessary at this time. If the Company receives stockholder communications that cannot be properly addressed by officers of the Company, the officers bring the matter to the attention of the Board of Directors.

Corporate Governance

The Company has adopted a Code of Ethics for the CEO and Senior Financial Officers, as well as a Code of Conduct that applies to all directors, officers and employees. Our corporate governance materials, including our Code of Conduct and our Code of Ethics for the CEO and Senior Financial Officers, are available on our website at www.bacterin.com (click “About,” “Investor Info” and “Corporate Governance”).

Committees

Our Board has the following committees and committee members (all of whom are independent directors):

Audit	Compensation	Nominations & Corporate Governance	Business Development
Mr. Lopach, Chair	Mr. Deedrick, Chair	Mr. Wickwire, Chair	Mr. Deedrick, Chair
Mr. Swanson	Mr. Lopach	Dr. Goodman	Mr. Swanson
Mr. Wickwire	Dr. Goodman	Mr. Deedrick

Our Audit Committee, Compensation Committee, and Nominations & Corporate Governance Committee charters are posted on our website at www.bacterin.com (click “About,” “Investor Info” and “Corporate Governance”). A description of each committee's function and number of meetings during fiscal 2014 follows.

Audit Committee

The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the financial statements of the Company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of the Company; reviews the proposed scope of such audit; reviews accounting and financial controls of the Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between the Company and directors, officers, and affiliates.

The Audit Committee currently consists of Messrs. Lopach, Swanson and Wickwire, each an independent director. Mr. Lopach serves as the Chairman of the Audit Committee. The Board of Directors has determined that Messrs. Lopach and Swanson (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. The Audit Committee met five times during 2014.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements and for the public reporting process. EKS&H, our independent auditor, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent auditor, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards, and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2014 Annual Report on Form 10-K.

Respectfully submitted,

Michael Lopach

Kent Swanson

Jon Wickwire

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Compensation Committee

The primary purposes of the Compensation Committee are to determine or recommend the compensation of our CEO and other executive officers and to oversee the administration of the Amended and Restated Bacterin International Equity Incentive Plan. Our Compensation Committee currently consists of John Deedrick, Michael Lopach and David Goodman, each of whom is an independent director. The Compensation Committee met six times during 2014.

Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the Company’s business goals and the performance of executives in achieving those goals, and recommends other executives’ compensation levels to the Compensation Committee based on such performance. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. Neither the Compensation Committee nor management engaged the services of a compensation consultant during the year ended December 31, 2014.

Nominations and Corporate Governance Committee

The purposes of the Nominations and Corporate Governance Committee include the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

In identifying and evaluating candidates for membership on the Board of Directors, the Nominations and Corporate Governance Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills), and the extent to which the candidate would fill a present need on the Board of Directors. The Company does not have a formal diversity policy for directors. The Nominations and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominations and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Bacterin International Holdings, Inc., 664 Cruiser Lane, Belgrade, MT 59714, and must include certain information concerning the nominee as specified in the Company’s Amended and Restated Bylaws.

The Nominations and Corporate Governance Committee currently consists of Messrs. Wickwire, Goodman and Deedrick, each of whom is an independent director. Mr. Wickwire serves as the Chairman of the Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee met two times in 2014.

Business Development Committee

The purpose of the Business Development Committee is to assist the Board in carrying out oversight responsibilities related to potential strategic transactions. The Business Development Committee consists of Messrs. Deedrick and Swanson, each of whom is an independent director. Mr. Deedrick serves as the Chairman of the Business Development Committee. The Business Development Committee met eleven times in 2014.

Director Compensation

Effective September 4, 2014, compensation for our independent Board members was revised as follows: independent directors receive an annual retainer of $40,000 per year, the independent Chairman of our Board receives an additional $20,000 per year, the Audit Committee Chair receives an additional $12,500 per year, other Committee Chairs receive an additional $10,000 per year, Audit Committee members receive $5,000 per year, other Committee members receive $4,000 per year and all independent directors receive an annual equity grant valued at $40,000. On November 10, 2014, the Company granted an aggregate of 39,312 shares of restricted stock to independent directors; the restricted stock grants vest on July 1, 2015. In addition, the Chair of our newly formed Business Development Committee earned $60,000 in 2014 and the other member of the Business Development Committee earned $20,000 in 2014.

Prior to September 4, 2014, our independent Board members received an annual retainer of $40,000 per year, our Committee Chairs received an additional $10,000 per year, new independent directors received an option to purchase 5,000 shares of our common stock and continuing directors received an annual grant of options to purchase 3,000 shares of our common stock.  Beginning in 2014, our independent Board Chair also received an additional $20,000 per year.

The following table describes the compensation earned by our independent Board members during fiscal 2014.

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards (1)		Option Awards (1)	Total
Kent Swanson	$81,250		$40,000	$-	$121,250
Michael Lopach	$51,625		$40,000	$-	$91,625
Jon Wickwire	$51,250		$40,000	$-	$91,250
John Deedrick	$111,000		$40,000	$-	$151,000
David Goodman	$22,000	$		$13,779	$35,779

(1)	Key assumptions used to estimate the grant date fair value of option awards are contained in Note 9 to the financial statements in our 2014 Annual Report on Form 10-K. As of December 31, 2014, each director held the following number of stock options: Kent Swanson, 11,000, Michael Lopach, 16,000, Jon Wickwire 16,000, John Deedrick 10,000 and David Goodman 5,000.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Guy Cook was our President, Chief Executive Officer and Chairman of our Board of Directors until April 5, 2013, when he resigned. Mr. Cook has advised us that he is currently an owner and executive officer of Lattice Biologics, Inc., a competitor of ours that was formerly known as International Biologics, LLC.

Mr. Cook assisted unrelated parties in the initial capitalization of Holgan, LLC, a former stocking distributor that purchased a bulk shipment of products from Bacterin at a discount in 2012 (“Holgan”). Holgan subsequently obtained financing from Lacuna Hedge Fund LLLP (“Lacuna”), formerly a significant Bacterin stockholder. Holgan failed to fully pay for the products it acquired from Bacterin and defaulted under its credit agreement with Lacuna. In April 2014, we entered into a settlement agreement with Lacuna whereby we paid Lacuna $350,000 in exchange for a release of claims against Bacterin and its current and former directors and officers. We also understand that Mr. Cook’s new company Lattice has purchased substantially all of the Bacterin products held by Holgan, with the proceeds to be paid to Lacuna.

 Mr. Cook’s spouse was employed by Bacterin as the Director of Human Resources until April 9, 2013. Mr. Cook, together with his adult children, owned and operated Silver Forest Fund, LP (“Silver Forest”), a former distributor of Bacterin products. We terminated the contractual relationship with Silver Forest on October 24, 2013.

Mr. Cook also formerly served as a board member of West Coast Tissue Services (“WCTS”) and American Donor Services (“ADS”). Mr. Cook did not receive any compensation for his board service from either entity. Darrel Holmes, our Chief Operating Officer, and Mitchell Godfrey, a former director, also serve on the board of ADS, and Mr. Godfrey serves as secretary and treasurer for ADS. Mssrs. Godfrey and Holmes receive $5,000 per year for their service to ADS. ADS and WCTS recover tissue from donors. We reimburse them for their recovery fees, which are comprised primarily of labor costs. The approximate aggregate amount of all transactions with WCTS was $98,600 for 2014 and $840,100 for 2013, and the approximate aggregate amount of all transactions with ADS was $2,406,926 for 2014 and $2,055,523 for 2013. These relationships have benefited us, as these entities provide us with donors, thus insuring that we have a pipeline of current and future donors, which is necessary to our success.

Unless delegated to the Compensation Committee by the Board of Directors, the Audit Committee or the disinterested members of the full Board of Directors reviews and approves all related party transactions.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 15, 2015, by (a) each of our directors and named executive officers, (b) all of our current directors and executive officers as a group, and (c) each person who is known by us to beneficially own more than 5% of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (2)		Percentage of Shares Beneficially Owned (3)

Directors and Named Executive Officers (1):
Daniel Goldberger	85,840	(4)	1.2%
Kent Swanson	80,828	(5)	1.1%
Michael Lopach	32,943	(6)	*
Jon Wickwire	65,201	(7)	*
John Deedrick	19,828	(8)	*
David Goodman, MD	-		*
John P. Gandolfo	14,787	(9)	*
Robert Di Silvio	1,198	(10)	*
All executive officers and directors as a group (10 persons)	323,140		4.6%

Five Percent Shareholders:
OrbiMed Advisors LLC	563,158	(11)	8.4%
601 Lexington Ave., 54 th Floor
New York, NY 10022

Perkins Capital Management, Inc.	539,734	(12)	8.1%
730 East Lake Street
Wayzata, MN 55391

Guy S. Cook	411,482	(13)	6.2%
246 Painted Hills Rd.
Bozeman, MT 59714

*	Less than 1% of outstanding shares of common stock.

(1)	The address for directors and named executive officers is c/o Bacterin International, Inc., 664 Cruiser Lane, Belgrade Montana 59714.

(2)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares that the named person has the right to acquire within 60 days after May 15, 2015, by the exercise or conversion of any warrant, stock option or convertible preferred stock. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(3)	The calculation in this column is based upon 7,076,670 shares of common stock outstanding on May 15, 2015. The shares of common stock underlying warrants and stock options are deemed outstanding for purposes of computing the percentage of the person holding them, but are not deemed outstanding for the purpose of computing the percentage of any other person.

(4)	Includes (a) 12,510 shares of our common stock, and (b) vested options to purchase 73,330 shares of our common stock.

(5)	Includes (a) 35,000 shares of our common stock held directly, (b) 20,000 shares held by a family limited partnership, (c) 9,828 shares of restricted stock vesting on July 1, 2015, (d) warrants to purchase 5,000 shares of our common stock, and (e) options to purchase 11,000 shares of our common stock.

(6)	Includes (a) 1,694 shares of our common stock held directly, (b) 3,389 shares held by a 401(k) plan, (c) 9,828 shares of restricted stock vesting on July 1, 2015, (d) warrants to purchase 2,032 shares, and (e) options to purchase 16,000 shares.

(7)	Includes (a) 10,550 shares of our common stock, (b) 25,762 shares of common stock held by trusts, (c) 9,828 shares of restricted stock vesting on July 1, 2015, (d) warrants to purchase 3,061 shares of common stock, and (e) options to purchase 16,000 shares of our common stock.

(8)	Includes (a) 9,828 shares of restricted stock vesting on July 1, 2015, and (b) vested options to purchase 10,000 shares of our common stock.

(9)	Includes (a) 6,396 shares of our common stock, (b) 994 shares of our common stock held by an IRA, (b) warrants to purchase 397 shares of our common stock, and (c) vested options to purchase 7,000 shares of our common stock.

(10)	Includes 1,198 shares of our common stock.

(11)	Based on Schedule 13G filed with the SEC on February 17, 2015. Includes 475,439 shares of our common stock and warrants to purchase 87,719 shares of our common stock held by Royalty Opportunities S.a r. l (“ROS”), an entity managed by OrbiMed Advisors LLC. OrbiMed Advisors LLC, an investment advisor, and Samuel D. Isaly, its managing member and a control person, each have shared voting and dispositive power with respect to all 563,158 shares held by ROS.

(12)	Based on Schedule 13G/A filed with the SEC on January 28, 2015. Includes 459,646 shares of our common stock and warrants to purchase 80,088 shares of our common stock. Perkins Capital Management, Inc., an investment advisor, has sole voting power with respect to 403,087 shares and sole dispositive power with respect to 539,734 shares.

(13)	Based on Amendment No. 6 to Schedule 13D filed with the SEC on February 25, 2015. Includes (a) 31,482 shares of our common stock held directly by Mr. Cook, and (b) 380,000 shares of our common stock held by trusts for the benefit of Mr. Cook’s children, with respect to which Mr. Cook has shared voting and dispositive power.

Economic Ownership; Stock Ownership Guidelines

Because the table above is limited to shares that are owned or which the person has the right to acquire within 60 days, it does not present a complete view of the economic exposure our directors and executive officers have to our common stock. Excluded from the table above are unvested stock options and unvested warrants which will become vested more than 60 days from May 15, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) requires directors, executive officers and holders of more than 10% of an equity security registered pursuant to Section 12 of the Exchange Act of 1934 to file various reports with the SEC.

To the Company’s knowledge, based solely on our review of the Section 16 reports furnished to us with respect to 2014, we believe all reports required pursuant to Section 16(a) were filed on a timely basis except for the following: Darrel Holmes filed one Form 4 late due to a delay in receipt of transaction information from his broker.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our executive officers:

Name	Age	Position
Daniel Goldberger	56	Chief Executive Officer and Director
John P. Gandolfo	54	Chief Financial Officer, Treasurer and Secretary
Robert Di Silvio	61	President
Darrel Holmes	62	Chief Operating Officer
Gregory Juda	39	Chief Scientific Officer

The business experience of our executive officers for the past five years (and, in some instances, for prior years) is summarized below.

Daniel Goldberger, Chief Executive Officer and Director, has more than 25 years of experience as a leader of both publicly traded and privately held medical technology companies, with a proven track record of building revenue and profits through the introduction of market changing product innovations. Prior to joining the Company as CEO and a director in August 2013, Mr. Goldberger was most recently CEO and a director of Sound Surgical Technologies from April 2007 through its merger with Solta Medical (Nasdaq SLTM) in February 2013. Previously, he was President/CEO and a director of Xcorporeal (Amex XCR) an innovator in portable dialysis and Glucon (private) a developer of glucose measurement technology and several other successful enterprises. Mr. Goldberger is a named inventor on more than 60 US patents. He holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology and an MS in Mechanical Engineering from Stanford University.

John Gandolfo, Chief Financial Officer, joined Bacterin as its interim Chief Financial Officer on a part-time basis, effective June 4, 2010, and filled this position full time commencing on July 6, 2010.  Mr. Gandolfo also served as Interim Co-Chief Executive Officer from April 5, 2013 to August 14, 2013, and as a Director from July 9, 2013 to August 14, 2013. Mr. Gandolfo has 25 years of experience as chief financial officer of rapidly growing private and publicly held companies with a primary focus in the life sciences, healthcare and medical device areas.  Mr. Gandolfo has had direct responsibility over capital raising, including four public offerings, financial management, mergers and acquisition transactions and SEC reporting throughout his professional career.  Prior to joining Bacterin, Mr. Gandolfo served as the Chief Financial Officer for Progenitor Cell Therapy LLC, a leading manufacturer of stem cell therapies. Prior to joining Progenitor, Mr. Gandolfo served as the Chief Financial Officer for Power Medical Interventions, Inc., a publicly held developer and manufacturer of computerized surgical stapling and cutter systems, from January 2007 to January 2009.  Prior to joining PMI, Mr. Gandolfo was the Chief Financial Officer of Bioject Medical Technologies, Inc., a publicly held supplier of needle-free drug delivery systems to the pharmaceutical and biotechnology industries, from September 2001 to May 2006, and served on the Bioject’s Board of Directors from September 2006 through May 2007. Prior to joining Bioject, Mr. Gandolfo was the Chief Financial Officer of Capital Access Network, Inc., a privately held specialty finance company, from 2000 through September 2001, and Xceed, Inc., a publicly held Internet consulting firm, from 1999 to 2000. From 1994 to 1999, Mr. Gandolfo was Chief Financial Officer and Chief Operating Officer of Impath, Inc., a publicly held, cancer-focused healthcare information company. From 1987 through 1994, he was Chief Financial Officer of Medical Resources, Inc., a publicly held manager of diagnostic imaging centers throughout the United States.  A graduate of Rutgers University, Mr. Gandolfo is a certified public accountant (inactive status) who began his professional career at Price Waterhouse.

Robert Di Silvio, President, has over 30 years of experience serving in executive management positions in the medical industry, overseeing sales and marketing efforts in the management of medical sales operations. Prior to joining Bacterin as a consultant in January of 2014, Mr. Di Silvio served as Senior Vice President and General Manager of the Americas region for Lumenis since January 2012, and prior to that role, beginning in October 2010, as Senior Vice President and General Manager, Lumenis North America Region. Mr. Di Silvio previously served as President and Chief Executive Officer of Pyng Medical Inc. from February 2009 to September 2010; as Vice President Global Sales and Marketing of Safe Life from May 2007 to September 2008; as Vice President of US Field Operations Physio-Control Division of Medtronic, Inc. from May 2002 to April 2007; and as Vice President, US Field Operations of Coherent Medical Group (“CMG”) from February 1999 to January 2002. Mr. Di Silvio currently serves as a member of the board of directors of Pyng Medical Corp. He holds a bachelor’s degree in economics and organic chemistry and a master’s degree in biochemistry from the University of Connecticut, and he also completed three years at the University of Rome School of Medicine in Italy.

Darrel Holmes, Chief Operating Officer, Mr. Holmes has over 25 years of experience in the medical device, biologics, and diagnostic industries. He previously served as Operations Executive for American Qualex, HYCOR Biomedical and Stratagene, and as Executive Vice President and COO of Big Spring Water Company. Since joining Bacterin International, Inc. in 2003, Mr. Holmes has assumed responsibilities for all aspects of medical device and biologic product design and development, process scale-up, and production, and Mr. Holmes also served as Interim Co-Chief Executive Officer from April 5, 2013 to August 14, 2013.  Mr. Holmes has worked with numerous regulatory agencies at the federal, state, and local level and coordinates Bacterin’s ISO 13485 compliance and environmental health and safety programs.  He oversees Bacterin’s operations and production, facility management, engineering and information technology (IT) to produce Bacterin’s medical devices and biologic products, and to accommodate business growth.  He directs the design, purchase, validation and implementation of capital assets and facility expansions for the company, and is responsible for strategic planning as well as the development and administration of division-level budgets. Currently, Mr. Holmes serves as the Company’s Tissue Bank Director and on Bacterin’s Medical Advisory Committee, as a member of Montana State University’s Employer Advisory Board, as a Scientific Advisory Board Member for Montana Molecular in Bozeman, Montana, and as member of the Board of Directors of American Donor Services. Mr. Holmes graduated from California State University at Long Beach with a degree in Biological Science.

Gregory Juda, Chief Scientific Officer, joined Bacterin in 2005 and has played an integral role in the growth of Bacterin’s orthobiologics business.  During his time with the company, Dr. Juda has been responsible for guiding the development, commercialization, and marketing of four revolutionary, life-enhancing allograft products; Bacterin's OsteoSponge® allograft family, OsteoSelect® Demineralized Bone Matrix Putty, hMatrix® Acellular Dermal Matrix and Bacterin’s new line of 3Demin products. Dr. Juda is an expert in the design, manufacturing, regulation, and marketing of biologics and biologic based medical devices.  He was responsible for directing equipment, facility, and process validation efforts for Bacterin’s state-of-the-art allograft tissue processing facility.  These efforts included the design and validation of programs for tissue processing and decontamination, facility cleaning and monitoring, and sterilization of finished product.  Currently, Dr. Juda directs research and development efforts for Bacterin’s orthobiologic product lines and serves as the primary source of technical expertise for Bacterin’s direct and indirect sales initiatives.  Dr. Juda received a Bachelor of Science in Biochemistry from Virginia Polytechnic Institute and State University and a Doctorate of Philosophy in Biochemistry from Montana State University-Bozeman.

EXECUTIVE COMPENSATION

The table below summarizes the compensation earned for services rendered to the Company for the fiscal years indicated, by our Chief Executive Officer and two most highly-compensated executive officers other than the Chief Executive Officer for fiscal year 2014 (the “Named Executive Officers”).

Summary Compensation Table

				Stock	Option		All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards (1)		Compensation		Total
Daniel Goldberger	2014	400,000	100,154	-			143,422	(2)	643,576
Chief Executive Officer	2013	143,077	-	-	1,098,055	(4)	-		1,241,132
From August 14, 2013 to present

John Gandolfo	2014	330,000	20,000	-	90,841		-		440,841
Chief Financial Officer	2013	321,462	100,800	68,340	34,745		-		525,347
Interim Co-Chief Executive Officer from April 5 2013 to August 14, 2013

Robert Di Silvio	2014	153,750	-	-	150,090	(4)	129,300	(3)	433,140
President
From July 1, 2014 to present

(1)	Key assumptions used to estimate the grant date fair value of restricted stock and option awards are contained in Note 9 to the financial statements in our Annual Report on Form 10-K.

(2)	Relocation reimbursement.

(3)	Consulting fees paid to Mr. Di Silvio for services provided prior to his employment.

(4)	Stock options granted to Mr. Goldberger and Mr. Di Silvio, respectively, outside of the Amended and Restated Bacterin International Equity Incentive Plan as inducements material to entering into employment with Bacterin.

The following table shows information about Outstanding Equity Awards to our Named Executive Officers as of December 31, 2014.

	Option Awards
	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned		Option Exercise	Option Expiration
Name	Exercisable	Options		Price	Date
Daniel Goldberger	59,998	140,002	(1)	$6.00	8/14/23

John Gandolfo	-	30,000	(2)	5.01	9/4/24
	7,000	-		6.80	5/24/23

Robert Di Silvio	-	55,000	(3)	6.80	7/1/24

(1)	This option vested with respect to 40,000 underlying shares on August 15, 2014 and on a monthly basis thereafter with respect to 3,333 underlying shares per month.

(2)	This option vests with respect to 6,000 underlying shares on September 4, 2015 and on a monthly basis thereafter with respect to 500 underlying shares per month.

(3)	This option vests with respect to 11,000 underlying shares on July 1, 2015 and on a monthly basis thereafter with respect to 917 underlying shares per month.

The Company also has a 401(k) plan available to all full time employees after six months of employment, and the Company matches up to 2% of employee contributions at the end of the year.

Potential Payments Upon Termination or Change-in-Control

All of our Named Executive Officers have employment agreements that provide for severance payments for termination in connection with a change in control.

Mr. Goldberger’s employment agreement provides for an annual base salary of $400,000, along with other incentive compensation as determined by the Board of Directors, with a bonus target of 50%-70% of Mr. Goldberger’s annual base salary. Mr. Goldberger’s employment agreement contains customary intellectual property provisions and restrictive covenants and provides for six (6) months severance for termination without cause or resignation with good reason and twelve (12) months of severance for termination in connection with a change in control.

Mr. Gandolfo’s employment agreement provides for an annual base salary of $330,000, along with other incentive compensation as determined by the Compensation Committee of the Board of Directors, with a bonus target of 30% of Mr. Gandolfo’s annual base salary. Mr. Gandolfo’s employment agreement contains customary intellectual property provisions and restrictive covenants and provides for twelve (12) months severance for termination without cause, resignation with good reason, or termination in connection with a change in control.

Mr. Di Silvio’s employment agreement provides for an annual base salary of $325,000, along with other incentive compensation as determined by the Compensation Committee of the Board of Directors, with a bonus target of 50% of Mr. Di Silvio’s annual base salary. Mr. Di Silvio’s employment agreement contains customary intellectual property provisions and restrictive covenants and provides for six (6) months severance for termination without cause or resignation with good reason and twelve (12) months of severance for termination in connection with a change in control.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are seeking stockholder ratification of the appointment of EKS&H LLLP (“EKS&H”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. If the stockholders fail to ratify the appointment of EKS&H, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

We do not expect representatives from EKS&H to attend the Annual Meeting.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Audit and Non-audit Fees

EKS&H LLLP (“EKS&H”) served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ending December 31, 2014 and December 31, 2013. The following table presents the aggregate fees billed for professional services rendered by EKS&H for the years ended December 31, 2014 and December 31, 2013.

	2014	2013
Audit fees	$157,500	$138,500
Audit-related fees	$49,546	$11,073
Tax fees	$-	$-
All other fees	$-	$-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent accountants. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chairman of the Audit Committee to grant pre-approval of audit, audit-related, tax and all other services. Any pre-approved services by the Chairman are required to be reviewed with the Audit Committee at its next scheduled meeting.

The Audit Committee approved 100% of the foregoing services provided by EKS&H.

PROPOSAL 3: APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE BACTERIN INTERNATIONAL EQUITY INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve the Second Amended and Restated Bacterin International Equity Incentive Plan (the “Plan”) attached as Annex A to this Proxy Statement to increase the number of shares of common stock that may be issued under the Plan from 900,000 to 1,400,000 shares. Our Board of Directors has approved this amendment, subject to shareholder approval. Some key features of the Plan are summarized below.

The purpose of the Plan is to enable us to attract, retain and motivate key employees, directors and, on occasion, independent consultants, by providing them with stock options, restricted stock awards, stock appreciation rights (“SARs”), stock bonuses, restricted stock units and other stock grants. Stock options granted under the Plan may be either incentive stock options to employees, as defined in Section 422A of the Internal Revenue Code of 1986 (the “Code”), or non-qualified stock options.  The Plan is administered by the compensation committee of our board of directors.  The compensation committee is composed of persons who are both non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Code. The compensation committee has the power to determine the terms of any stock options granted under the Plan, including the exercise price, the number of shares subject to the stock option and conditions of exercise.  Stock options granted under the incentive plan are generally not transferable, vest in installments and are exercisable during the lifetime of the optionee only by such optionee.  The exercise price of all incentive stock options granted under the plan must be at least equal to the fair market value of the shares of common stock on the date of the grant.  The specific terms of each stock option grant will be reflected in a written stock option agreement.

Federal Income Tax Consequences

The following summary constitutes a brief overview of the principal U.S. Federal income tax consequences relating to awards that may be granted under the plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

Non-Qualified Stock Options.    A participant will realize no taxable income at the time a non-qualified option is granted under the plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. The company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of a non-qualified option.

Incentive Stock Options.    A participant will realize no taxable income, and the company will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and the company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the company will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a "disqualifying disposition", see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes. Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a "disqualifying disposition"), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a "disqualifying disposition," generally in the fiscal year of such "disqualifying disposition," the Company will be allowed a deduction for Federal income tax purposes in an amount equal to the compensation realized by such participant.

SARs.    A grant of SARs has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and the company generally will be entitled to a corresponding tax deduction.

Restricted Stock.    A participant receiving restricted stock under the plan may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse, or (ii) makes a special election to pay tax in the year the grant is made. At either time, the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. The company receives a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until disposition of the stock.

Restricted Stock Units.    In general, no taxable income is realized by a participant in the plan upon the grant of a restricted stock unit award. Such participant generally would include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant. The company generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Section 162(m) Limit.    The plan is intended to enable the company to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) provides that, subject to certain exceptions, the company may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes certain performance-based compensation from the $1 million limitation.

New Plan Benefits

There are currently 900,000 shares of our common stock authorized to be issued under the Amended and Restated Bacterin International Equity Incentive Plan. At March 31, 2015, we had approximately 103,000 shares available for issuance under the plan, and we are proposing to increase the number of shares authorized under the plan from 900,000 to 1,400,000 shares.

The Compensation Committee has the discretion to determine the type, term, conditions and recipients of awards granted under the Plan. Accordingly, it is not possible to determine the amounts of awards that will be received by any director, officer, employee or consultant under the Plan if approved by shareholders.

On May 21, 2015, the OTCQX marketplace reported a closing price of $3.63 for our common stock.

Equity Compensation Plan Information

The following table shows information about shares authorized for issuance under the Amended and Restated Bacterin International Equity Incentive Plan as of December 31, 2014.

Securities authorized for issuance under equity compensation plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	440,336	$14.19	107,700
Equity compensation plans not approved by security holders (1)	255,000	$6.17	N/A
Total	695,336	$11.25	107,700

(1) Inducement stock option grants outside of the Plan.

As indicated in the table above, the average exercise price of outstanding stock options granted under the Plan is $14.19, well above the Company’s current stock price. These underwater stock options do not provide employees with long term incentives the Company would like to be able to offer in order to attract, retain and motivate key employees. Therefore, the Company seeks your approval to increase the shares of common stock authorized for issuance under the Plan from 900,000 to 1,400,000 shares.

The Board of Directors recommends that you vote “FOR” the approval of the Second Amended and Restated Bacterin International Equity Incentive Plan.

ADDITIONAL INFORMATION

Stockholder Proposals

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2016 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Bacterin International Holdings, Inc., 664 Cruiser Lane, Belgrade, MT 59714 by January 23, 2016.

The Company’s Amended and Restated Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2016 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on February 25, 2016, and no later than March 26, 2016. Proposals or nominations not meeting these requirements will not be entertained at the 2016 Annual Meeting.

Stockholders recommending candidates for consideration by the Nominating and Corporate Governance Committee must provide the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

If you share an address with any of our other stockholders, your household might receive only one copy of our proxy statement, unless you have instructed us otherwise. This delivery method is referred to as "householding" and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, MT 59714, Attention: Corporate Secretary.

OTHER MATTERS

Whether or not you plan to attend the meeting, please vote over the Internet or complete, sign and return the proxy card or voting instructions form sent to you in the envelope provided.

Our 2014 Annual Report on Form 10-K, which is not a part of this Proxy Statement and is not proxy soliciting material, is enclosed.

By order of the Board of Directors

/s/ Daniel Goldberger
Daniel Goldberger
Chief Executive Officer

Belgrade, Montana

May 22, 2015

Annex A

SECOND AMENDED AND RESTATED

BACTERIN INTERNATIONAL

EQUITY INCENTIVE PLAN

Effective June 7, 2010,

Amended and Restated July 8, 2011 and June 24, 2015

SECOND AMENDED AND RESTATED

BACTERIN INTERNATIONAL

EQUITY INCENTIVE PLAN

ARTICLE I

INTRODUCTION

1.1 Establishment.    Bacterin International Holdings, Inc., a Delaware corporation, hereby amends and restates the Bacterin International Equity Incentive Plan for certain key employees of the Company and certain directors and consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Code § 422, non-qualified stock options, restricted stock awards, stock appreciation rights, stock bonuses, restricted stock units and other stock grants to certain key employees of the Company and to certain directors and consultants to the Company.

1.2 Purposes.    The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, directors, and consultants.

ARTICLE II

DEFINITIONS

2.1 "Affiliated Corporation" means any corporation or other entity that is affiliated with the Plan Sponsor through stock ownership or otherwise, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Plan Sponsor as defined in Code § 424.

2.2 "Award" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit, or grants of Stock issued under the Plan.

2.3 "Board" means the Board of Directors of the Plan Sponsor.

2.4 "Cause" shall have the meaning assigned to it by the Participant’s employment agreement, if the Company has entered into an employment agreement with the Participant; otherwise termination for "Cause" shall mean termination of employment as a result of a violation of any Company policy, procedure or guideline, or engaging in any of the following forms of misconduct: conviction of any felony or of any misdemeanor involving dishonesty or moral turpitude; theft or misuse of the Company's property or time; use of alcohol or controlled substances on the Company's premises or appearing on such premises while intoxicated or under the influence of drugs not prescribed by a physician, or after having abused prescribed medications; illegal use of any controlled substance; illegal gambling on the Company's premises; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; willful misconduct; or falsifying any document or making any false or misleading statement relating to employment by the Company; or injures the economic or ethical welfare of the Company by misconduct or inattention to duties and responsibilities, or fails to meet the Company's performance expectations, as determined by the Company in its sole discretion.

2.5 "Change in Control" occurs on the date that:

(a)	any one person, or more than one person acting as a group, acquires ownership of stock of the Plan Sponsor that, together with stock held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the Plan Sponsor. However, if any one person or more than one person acting as a group, is considered to own more than 50% of the total Fair Market Value or total voting power of the stock of the Plan Sponsor, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Plan Sponsor (or to cause a change in the effective control of the Plan Sponsor. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Plan Sponsor acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section.

(b)	there is a change in the effective control of the Plan Sponsor. A change in the effective control of the Plan Sponsor occurs on the date that either:

(i)	Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Plan Sponsor possessing 30% or more of the total voting power of the stock of such corporation; or

(ii)	a majority of members of the Plan Sponsor's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Plan Sponsor's board of directors prior to the date of the appointment or election.

(c)	any one person, or more than one person acting as a group, acquires ownership of assets of the Plan Sponsor that have a gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Plan Sponsor immediately prior to such acquisitions. For this purpose, gross fair market value means the value of the assets of the Plan Sponsor, or the value of the assets being disposed of, determined without regard to any liabilities associates with the assets.

Persons Acting as a Group. Persons will not be considered to be acting as a group solely because they purchase or own stock of the Plan Sponsor at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

This Section shall be interpreted in accordance with Treasury guidance for the definition of Change in Control under Code § 409A.

2.6 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.7 "Committee" means a committee established under Article X of the Plan which is empowered to take actions with respect to the administration of the Plan.

2.8 "Company" means the Plan Sponsor and the Affiliated Corporations.

2.9 "Disabled" or "Disability" shall have the meaning given to such terms in Code § 22(e)(3).

2.10 "Effective Date" means the effective date of the Plan which is June 7, 2010; however, the adoption of those provisions of the Plan by the Board which relate to the grant of Incentive Options are subject to approval and ratification by the shareholders of the Plan Sponsor within 12 months of the effective date. Incentive Options granted under the Plan prior to the approval of the Plan by the shareholders of the Plan Sponsor shall be subject to approval of the Plan by the shareholders of the Plan Sponsor. The Plan was amended and restated effective as of July 8, 2011 and June 24, 2015.

2.11 "Eligible Employees" means the employees (including, without limitation, officers and directors who are also employees) of the Company who are selected for participation in the Plan. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Code § 3401.

2.12 "Eligible Individuals" means those consultants to the Company and directors of the Company who are selected by the Committee for participation in the Plan.

2.13 "Fair Market Value" means the closing price, on the Over-The-Counter Bulletin Board (OTCBB), the principal stock exchange or other market on which the Stock is traded, on the trading day preceding the grant date. If the price of the Stock is not reported on any securities exchange or national market system, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee in good faith by applying any reasonable valuation method permitted under Code § 409A to determine fair market value in accordance with Code § 409A.

2.14 "Incentive Option" means an Option designated as an incentive stock option and granted in accordance with Code § 422.

2.15 "Non-Qualified Option" means any Option other than an Incentive Option.

2.16 "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

2.17 "Option Agreement" shall have the meaning given to it in Section 4.3.

2.18 "Option Holder" means a Participant who has been granted one or more Options under the Plan.

2.19 "Option Period" shall have the meaning given to it in Section 4.3(c).

2.20 "Option Price" means the price at which each Share subject to an Option may be purchased, determined in accordance with Section 4.3(b).

2.21 "Participant" means an Eligible Employee or Eligible Individual designated by the Committee during the term of the Plan to receive one or more Awards under the Plan.

2.22 "Plan" means the Second Amended and Restated Bacterin International Equity Incentive Plan.

2.23 "Plan Sponsor" means Bacterin International Holdings, Inc. and any successor thereto.

2.24 "Restricted Stock Award" means Stock granted to a Participant that is subject to certain restrictions.

2.25 "Restricted Stock Award Agreement" shall have the meaning given to it in Section 5.2.

2.26 "Restricted Stock Unit" means a hypothetical interest in the value of one Share, denominated in United States dollars.

2.27 "RSU Agreement" shall have the meaning given to it in Section 6.2.

2.28 "RSU Holder" means a Participant who has been granted one or more RSUs under the Plan. The term “RSU Holder” also includes the beneficiary of a deceased Participant.

2.29 "RSUs" means Restricted Stock Units.

2.30 "SAR Agreement" shall have the meaning given to it in Section 7.3.

2.31 "SAR Holder" means a Participant who has been granted one or more SARs under the Plan.

2.32 "SAR Period" shall have the meaning given to it in Section 7.3(c).

2.33 "SARs" means Stock Appreciation Rights.

2.34 "Section" or "Subsection" means a reference to a section or subsection of the Plan, unless another reference specifically applies.

2.35 "Share" means a share of Stock.

2.36 "Shareholders Agreement" shall have the meaning given to it in Section 12.4.

2.37 "Stock" means the common stock of the Plan Sponsor and any stock issued or issuable subsequent to the Effective Date in substitution for the common stock.

2.38 "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share subsequent to the grant of such right.

2.39 "Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE III

PARTICIPATION AND LIMIT ON AWARDS

3.1 Participation. The Committee shall select the Eligible Employees and Eligible Individuals who are Participants in the Plan. The Committee shall select the Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. The Committee shall select the Eligible Individuals from the non-employee consultants and directors for the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards.

3.2 Limit on Awards. No Participant shall receive Awards for any calendar year in excess of 2,500,000 Shares and all Awards for all Participants in any calendar year shall not exceed 5,000,000 Shares.

ARTICLE IV

OPTIONS

4.1 Grant of Options. A Participant may be granted one or more Options. Options shall be granted as of the date specified in the Option Agreement. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option. Only Non-Qualified Options may be granted to Eligible Individuals. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified. In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. The grant of each Option shall be separately approved by the Committee, and the receipt of one Option shall not result in automatic receipt of any other Option. Upon determination by the Committee to grant an Option to a Participant, the Committee shall enter into an Option Agreement with the Participant.

4.2 Restrictions on Incentive Options.

(a)	Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan and any other plan of the Company, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option. To the extent the Option Holder holds two or more Options which become exercisable for the first time in the same calendar year, the $100,000 limitation shall be applied on the basis of the order in which the Options are granted. Any Option or portion thereof that exceeds the $100,000 limit shall be treated as a Non-Qualified Option, but only to the extent of such excess.

(b)	Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Plan Sponsor shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

(c)	No Award of Incentive Options shall be granted after June 6, 2020, the day before the 10th year anniversary of the Effective Date.

4.3 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by an agreement (an "Option Agreement"). An Option Agreement shall be issued by the Plan Sponsor in the name of the Option Holder and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)	Number of Shares. Each Option Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

(b)	Option Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, and shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

(c)	Duration of Options. Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end not more than ten years from the date the Option is granted. If the Option Agreement does not specify the Option Period, the Option Period will end ten years from the date the Option is granted.

(d)	Restrictions on Exercise. The Option Agreement shall also set forth any restrictions on Option exercise during the Option Period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee. If the Option Agreement does not specify the period of time over which the Option becomes exercisable, the Option shall become exercisable (vest) 20% on each subsequent anniversary date of the Option grant, so that the Option is 100% exercisable (vested) on the 5th anniversary of the date of the Option grant.

(e)	Termination of Services, Death, or Disability. The Committee may specify in the Option Agreement the period, if any, after which an Option may be exercised following termination of the Option Holder's services. If the Option Agreement does not specify the period of time following termination of service during which Options may be exercised, the time periods in this Subsection shall apply. Once an Option is granted, the Committee may not change the time period during which an Option may be exercised following termination of the Option Holder’s services, unless such a change would not cause additional taxes to be imposed pursuant to Code § 409A.

(i)	Termination for Cause. If the services of the Option Holder are terminated within the Option Period for Cause, as determined by the Company, the Option shall thereafter be void for all purposes.

(ii)	Disability. If the Option Holder becomes Disabled and terminates services, the Option may be exercised by the Option Holder within six months following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

(iii)	Death. If the Option Holder dies during the Option Period while still performing services for the Company or within the six month period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within six months following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services because of the Option Holder’s death.

(iv)	Termination for Reasons Other than Cause, Disability or Death. If the Option Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of termination (provided that the exercise must occur within the Option Period), but not thereafter. The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services.

4.4 Transferability.  Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution.  Each Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.  The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder’s immediate family, a trust of which members of the Option Holder’s immediate family are the only beneficiaries, or a partnership of which members of the Option Holder’s immediate family or trusts for the sole benefit of the Option Holder’s immediate family are the only partners.  Immediate family means the Option Holder’s spouse, issue (by birth or adoption), parents, grandparents, and siblings (including half brothers and sisters and adopted siblings).  During the Option Holder’s lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

4.5 Manner of Exercise.  The method for exercising each Option granted hereunder shall be by delivery to the Plan Sponsor of (1) written notice specifying the number of Shares with respect to which such Option is exercised, (2) payment in full of the exercise price and any liability the Company may have for withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, (3) representation meeting the requirements of Section 12.1 if requested by the Plan Sponsor, and (4) a Shareholders Agreement meeting the requirements of Section 12.4 if requested by the Plan Sponsor.  The purchase of such Shares shall take place at the principal offices of the Plan Sponsor within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full. If the Option Price is paid by means of a broker's loan transaction, in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Plan Sponsor regardless of whether or not the sale of the Stock by the broker is closed and settled.  A properly executed certificate or certificates representing the Shares shall be delivered to the Option Holder upon payment.  If Options on less than all shares evidenced by an Option Agreement are exercised, the Plan Sponsor shall deliver a new Option Agreement evidencing the Option on the remaining shares upon delivery of the Option Agreement for the Option being exercised.

4.6 Payment of the Exercise Price.  The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(a)	in cash.

(b)	by certified check, cashier's check or other check acceptable to the Plan Sponsor, payable to the order of the Plan Sponsor.

(c)	by delivery to the Plan Sponsor of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Plan Sponsor. No Option may be exercised by delivery to the Plan Sponsor of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option under the Plan shall be the Fair Market Value as of the exercise date. The exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price.

(d)	by delivery to the Plan Sponsor of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Plan Sponsor promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

4.7 Withholding Requirement.  The Plan Sponsor's obligations to deliver Shares upon the exercise of any Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

(a)	Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Code §§ 3102 and 3402 and applicable state income tax laws, including payment of such taxes through delivery of Shares or by withholding Stock to be issued under the Option.

(b)	Incentive Options. If an Option Holder makes a disposition (as defined in Code § 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Code §§ 3102 and 3402 and applicable state income tax laws.

4.8 Withholding With Stock. The Committee may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Plan Sponsor, or to have the Plan Sponsor withhold from shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant.  All elections shall be subject to the approval or disapproval of the Committee.  The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date").  Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a)	All elections must be made prior to the Tax Date.

(b)	All elections shall be irrevocable.

(c)	If the Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

4.9 Shareholder Privileges.  No Option Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in the Plan.

4.10 Change in Control.

(a)	Unless otherwise determined by the Committee (either at the time an Option is granted or by subsequent action), the Options shall not be subject to accelerated vesting at the time of a Change in Control.

(b)	Upon the consummation of a Change in Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. An Option Holder may make an irrevocable election to exercise an Option that is contingent upon and effective as of the effective date of the Change in Control.

(c)	Each Option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Option Holder in consummation of such Change in Control, had the Option been exercised immediately prior to the Change in Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of the Change in Control and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Stock receive cash consideration for their Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per Share in such Change in Control.

(d)	The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to structure one or more Options so that those Options shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those Options are to be assumed in the Change in Control or otherwise continued in effect.

(e)	The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Option under the federal tax laws.

ARTICLE V

RESTRICTED STOCK

5.1 Persons Eligible.  The Committee, in its sole discretion, may grant a Participant one or more Restricted Stock Awards consisting of Shares.  The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

5.2 Terms of Award.  The Committee shall determine at the time of the grant of a Restricted Stock Award any other terms that will apply to the Restricted Stock Award. Each Restricted Stock Award granted under the Plan shall be evidenced by a written restricted stock agreement (a “Restricted Stock Award Agreement”).  A Restricted Stock Award Agreement shall be issued by the Plan Sponsor in the name of the Participant and in such form as may be approved by the Committee.  The Restricted Stock Award Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Restricted Stock Award Agreement, the provisions of the Plan shall govern.

(a)	Number of Shares of Restricted Stock. Each Restricted Stock Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

(b)	Restrictions. The Restricted Stock Award Agreement shall set forth the vesting restrictions as may be determined by the Committee. Each Share of Restricted Stock shall vest over such period of time, if any, or upon such events, as determined by the Committee. If no restrictions are stated in the Restricted Stock Award Agreement, 20% of the Award shall vest on the 1st anniversary of the date of grant and an additional 20% of the Award shall vest on each subsequent anniversary of the date of grant, so that the Award is 100% vested on the 5th anniversary of the date of the Award.

(c)	Termination of Services, Death, or Disability. Unless the Restricted Stock Award Agreement provides otherwise, if a Participant terminates service for any reason, including death or Disability, the remaining unvested Award at the date of termination shall be forfeited and shall be immediately returned to the Company.

5.3 Privileges of a Stockholder, Transferability.  Subject to the terms of the Restricted Stock Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Stock held pursuant to the Restricted Stock Award Agreement upon the Participant's becoming the holder of record of such Stock, except that the Participant may not have the right to sell, encumber, or otherwise transfer such Stock until the restrictions lapse.

5.4 Enforcement of Restrictions.  The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions of this Article and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions of this Article:

(a)	Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b)	Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

Any new, substituted, or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested Restricted Stock Award by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable under the Participant’s Restricted Stock Award Agreement and (ii) such escrow arrangements as the Committee shall deem appropriate.

5.5 Withholding Requirement.  Upon satisfaction of all restrictions under a Restricted Stock Award Agreement, the Participant is subject to and shall be required to pay to the Company all taxes required to be withheld, all government mandated social benefit contributions, and any other payments required to be withheld which are applicable to the Participant.

5.6 Change in Control. Unless otherwise determined by the Committee (either at the time a Restricted Stock Award is granted or by subsequent action), Restricted Stock Awards shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any Restricted Stock Award as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, and all Shares related thereto shall be immediately returned to the Company, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion, exercisable either at the time the Restricted Stock Award is granted or at any time while the Restricted Stock Award remains outstanding, to structure one or more Restricted Stock Awards so that those Restricted Stock Awards shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those Restricted Stock Awards are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VI

RESTRICTED STOCK UNITS

6.1 Grant of RSUs.  A Participant may be granted one or more Restricted Stock Units as determined by the Committee.  Restricted Stock Units shall be granted as of the date specified in the RSU Agreement. RSUs granted may be 100% vested on the date the Award is granted, or they may be subject to a vesting schedule.  Each Award shall be separately approved by the Committee, and the receipt of one Award shall not result in automatic receipt of any other Award. Upon determination by the Committee to grant Restricted Stock Units to a Participant, the Company, by action of the Committee, shall enter into an RSU Agreement with the Participant.

6.2 RSU Agreements.  Each Award granted under the Plan shall be evidenced by a written restricted stock unit agreement (an "RSU Agreement").  An RSU Agreement shall be issued by the Plan Sponsor in the name of the Participant to whom the Award is granted and in such form as may be approved by the Committee. The RSU Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate.

(a)	Number of RSUs. Each RSU Agreement shall state that it covers a specified number of RSUs, as determined by the Committee.

(b)	Restrictions. The RSU Agreement shall set forth the vesting restrictions as may be determined by the Committee. Each RSU shall vest over such period of time, if any, or upon such events, as determined by the Committee, in a manner that does not cause adverse tax consequences under Code § 409A. If no restrictions are stated in the RSU Agreement, 20% of the Award shall vest on the 1st anniversary of the date of grant and an additional 20% of the Award shall vest on each subsequent anniversary of the date of grant, so that the Award is 100% vested on the 5th anniversary of the date of the Award.

(c)	Termination of Services, Death, or Disability. Unless the RSU Agreement provides otherwise, if a Participant terminates service for any reason, including death or Disability, the remaining unvested Award at the date of termination shall be forfeited and shall be immediately returned to the Company.

6.3 Non-Transferability of RSUs.  No RSU shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of an RSU Holder's death, an RSU Holder's RSUs shall be automatically transferred to the RSU Holder's beneficiary designated in accordance with Section 6.4, or if the RSU Holder did not designate a beneficiary, or if no beneficiary survives the RSU Holder, the RSU Holder's legal representatives, heirs or legatees.

6.4 Designation of Beneficiary.  Each RSU Holder may designate one or more beneficiaries (who may be designated contingently or successively) to whom the RSU payment is payable in the event of the RSU Holder's death.  Each designation will automatically revoke any prior designations by the same RSU Holder.  The beneficiary designation shall be in writing on a form prescribed by the Committee.  Any beneficiary designation will be effective as of the date on which the written designation is received by the Committee during the lifetime of the RSU Holder.  If the RSU Holder does not designate a beneficiary, or if a beneficiary does not survive the RSU Holder, the cash payment (or the portion of the cash payment attributable to a deceased beneficiary) shall be payable to the RSU Holder’s estate.

6.5 Redemption of RSUs.  As of the date an RSU is vested, the Company shall redeem the RSU. In no event shall the redemption of RSUs granted under one RSU Agreement affect the redemption of any RSUs under the same RSU Agreement or any other RSU Agreement or affect the number of RSUs which may be redeemed. Following redemption of all RSUs granted under an RSU Agreement, the RSU Agreement shall be terminated.

(a)	Amount of RSU Payment. If the RSU Agreement specifies that payment of the RSU shall be made in cash, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall make a cash payment for each RSU equal to the Fair Market Value of a Share on the date the RSU is vested, less any withholdings (as determined under Section 6.7). If the RSU Agreement specifies that payment of the RSU shall be made in Shares, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall deliver one Share for each RSU to the RSU Holder, less any withholdings (as determined under Section 6.7). The Plan Sponsor has the right to reduce any payment due under the Plan by any amounts owed by the RSU Holder to the Company. The amount of any cash payment shall be calculated and paid in United States dollars.

(b)	Timing of Payment. Unless the RSU Agreement provides otherwise, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall make any cash payment in a single sum payment as soon as administratively practicable (in accordance with procedures established by the Committee) after the receipt by the Plan Sponsor of all representations requested by the Committee pursuant to Section 12.1, but in no event later than the 15th day of the third month following the end of the calendar year in which the RSU vests. Unless the RSU Agreement provides otherwise, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall deliver any Stock payment as soon as administratively practicable (in accordance with procedures established by the Committee) after the receipt by the Plan Sponsor of all representations requested by the Committee pursuant to Article XI, but in no event later than the 15th day of the third month following the end of the calendar year in which the RSU vests.

(c)	Cancellation of RSUs Redeemed. Upon redemption of an RSU, the RSU Holder no longer has any rights to any increase in value of the RSU, and the Participant's RSUs which were redeemed are canceled.

6.6 Cancellation of RSUs Upon Termination of Service.

(a)	Termination of Services for Any Reason. If an RSU Holder voluntarily terminates service or is terminated involuntarily from service for any reason other than death (including retirement or disability), all unvested RSUs shall be forfeited.

(b)	Definition of Termination of Services. Termination of services occurs as of the first day on which the RSU Holder is no longer performing services for the Company or any entity related to the Company. Whether an RSU Holder has terminated service shall be determined by the Committee in its sole discretion.

6.7 Withholding Requirement.  All payments under the Plan are subject to withholding of all taxes, government mandated social benefit contributions, or other payments required to be withheld which are applicable to the RSU Holder.

6.8 No Equity Holder Privileges.  No RSU Holder shall have any privileges as an equity holder with respect to any RSUs.

6.9 Change in Control. Unless otherwise determined by the Committee (either at the time a RSU is granted or by subsequent action that does not cause adverse tax consequences under Code § 409A), RSUs shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any RSU as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion at the time the RSU is granted (or at any time the RSU remains outstanding, if the action subsequent to the grant date does not cause adverse tax consequences under Code § 409A) to structure one or more RSUs so that those RSUs shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those RSUs are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Persons Eligible.  The Committee, in its sole discretion, may grant a Participant one or more Stock Appreciation Rights.

7.2 Types of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights that are settled in cash under the Plan, or Stock Appreciation Rights that are settled in Stock.

7.3 Terms of Grant.  The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, the type of Stock Appreciation Right being granted, and any other terms that will apply to the Stock Appreciation Right.  Each Stock Appreciation Right granted under the Plan shall be evidenced by a written stock appreciation right agreement (a “SAR Agreement”).  A SAR Agreement shall be issued by the Plan Sponsor in the name of the SAR Holder and in such form as may be approved by the Committee.  The SAR Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)	Number of SARs. Each SAR Agreement shall state that it covers a specified number of Stock Appreciation Rights, as determined by the Committee.

(b)	Stock Price for Determining Appreciation. Each SAR Agreement shall state the Fair Market Value of a Share from which appreciation of the SAR will be measured. The Stock price specified shall not be less than 100% of the Fair Market Value of the Stock on the date the SAR is granted.

(c)	Duration of SARs. Each SAR Agreement shall state the period of time, determined by the Committee, within which the SAR may be exercised by the SAR Holder (the "SAR Period"). The SAR Period must end not more than ten years from the date the SAR is granted. If no SAR Period is stated in the SAR Agreement, the SAR Period shall end on the day immediately preceding the 10th anniversary of the date of grant.

(d)	Restrictions on Exercise. The SAR Agreement shall also set forth any restrictions on SAR exercise during the SAR Period, if any, as may be determined by the Committee. Each SAR shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee. If the SAR Agreement does not specify the period of time over which the SAR becomes exercisable, the SAR shall become exercisable (vest) 20% on each subsequent anniversary date of the SAR grant, so that the SAR is 100% exercisable (vested) on the 5th anniversary of the date of the SAR grant.

(e)	Termination of Services, Death, or Disability. The Committee may specify the period, if any, after which an SAR may be exercised following termination of the SAR Holder's services in the SAR Agreement. If the SAR Agreement does not specify the period of time following termination of service during which SARs may be exercised, the time periods in this Subsection shall apply. Once a SAR is granted, the Committee may not change the time period during which a SAR may be exercised following termination of the SAR Holder’s services, unless such a change would not cause additional taxes to be imposed pursuant to Code § 409A.

(i)	Termination for Cause. If the services of the SAR Holder are terminated within the SAR Period for Cause, as determined by the Company, the SAR shall thereafter be void for all purposes.

(ii)	Disability. If the SAR Holder becomes Disabled and terminates services, the SAR may be exercised by the SAR Holder within six months following the SAR Holder's termination of services on account of Disability (provided that such exercise must occur within the SAR Period), but not thereafter. The SAR may be exercised only with respect to the extent the SAR had become exercisable on or before the date of the SAR Holder's termination of services because of Disability.

(iii)	Death. If the SAR Holder dies during the SAR Period while still performing services for the Company or within the six month period referred to in (ii) above or the three-month period referred to in (iv) below, the SAR may be exercised by those entitled to do so under the SAR Holder's will or by the laws of descent and distribution within six months following the SAR Holder's death, (provided that such exercise must occur within the SAR Period), but not thereafter. The SAR may be exercised only to the extent the SAR had become exercisable on or before the date of the SAR Holder's termination of services because of the SAR Holder’s death.

(iv)	Termination for Reasons Other than Cause, Disability or Death. If the SAR Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the SAR Holder's death, the SAR may be exercised by the SAR Holder within three months following the date of termination (provided that the exercise must occur within the SAR Period), but not thereafter. The SAR may be exercised only to the extent the SAR had become exercisable on or before the date of termination of services.

7.4 Exercise of Stock Appreciation Rights. Upon vesting in a Stock Appreciation Right, a Participant shall be permitted to exercise the Stock Appreciation Right at any time prior to the date the Stock Appreciation Right expires.  The effective date of exercise of a Stock Appreciation Right is the date on which the Company receives notice from the Participant of the exercise of the Stock Appreciation Right. Upon the exercise of one or more Stock Appreciation Rights settled in Stock, the Company will issue to the Participant the number of whole Shares determined by dividing (i) the number of Stock Appreciation Rights being exercised, multiplied by the difference in the Fair Market Value of one Share on the exercise date of the Stock Appreciation Right and the Fair Market Value of one Share on the grant date in the Stock Appreciation Right by (ii) the Fair Market Value of one Share on the exercise date.  Upon exercise of one or more Stock Appreciation Rights settled in cash, the Company shall make a cash payment to the Participant in an amount equal to the total number of vested Stock Appreciation Rights, multiplied by the difference in the Fair Market Value of one Share on the grant date of the Stock Appreciation Right and the Fair Market Value of one Share on the date of exercise, less any withholdings.

7.5 Withholding Requirement.  All payments under the Plan are subject to withholding of all taxes, government mandated social benefit contributions, or other payments required to be withheld which are applicable to the Participant.

7.6 Effect of Exercise.  The exercise or cash-out of a Stock Appreciation Right will result in an equal reduction in the number of Stock Appreciation Rights that were granted.

7.7 No Equity Holder Privileges.  No holder of a Stock Appreciation Right shall have any privileges as an equity holder with respect to any Stock Appreciation Rights.

7.8 Change in Control. Unless otherwise determined by the Committee (either at the time a SAR is granted or by subsequent action), SARs shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any SAR as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion, exercisable either at the time the SAR is granted or at any time while the SAR remains outstanding, to structure one or more SARs so that those SARs shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those SARs are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VIII

STOCK BONUSES AND OTHER COMMON STOCK GRANTS

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion.  Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire Shares, whether by purchase, outright grant, or otherwise.  Any such arrangements shall be subject to the general provisions of this Plan and all Shares issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE IX

PERFORMANCE AWARDS

9.1 Performance-Based Awards. The Company intends that performance-based Awards to certain Eligible Employees will satisfy the performance-based compensation requirements of Code § 162(m) so that the Company may deduct any compensation paid under the Plan for federal income tax purposes without limitation under Code § 162(m).  If any provision of this Plan or any Award Agreement would otherwise frustrate or conflict with such intent, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

9.2 Grants of Performance-Based Awards. The Committee may grant Performance Awards that grant a specific number of Options, SARs, shares of Restricted Stock, or Restricted Stock Units that vest in whole or in part upon satisfaction of specified performance goals.  The Committee may also grant Awards that require the Committee to grant a specific number of shares of Stock, Options, SARs, shares of Restricted Stock, or Restricted Stock Units upon satisfaction of specified performance goals.  The Committee shall, in its sole discretion, determine: (a) the type of performance-based Awards to be made, (b) the time at which performance-based Awards are to be made, (c) the time at which the performance-based Awards vest or shares are granted under performance-based Awards, (d) actual performance against targets for purposes of performance-based Award vesting or granting of Awards, (e) specific weighing of the components of performance-based Award vesting or grants, and (f) establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all performance-based Awards granted under the Plan. The performance goal or goals for a Performance Award shall be established in writing at the time the Performance Award is granted.  The Committee shall have no power to increase a performance-based Award that has been granted, but shall have the power to decrease a performance-based Award.

9.3 Award Agreements. Award Agreements that are intended to comply with Code § 162(m) shall specify the target number of Shares for the Participant.  The maximum vesting for a performance-based Award shall be 100% of the Award.  No performance-based Award shall entitle the Participant to receive more than the maximum number of Shares in any calendar year set forth in Article III.  Performance-based Awards to all Participants for any calendar year shall not exceed the maximum number of Shares set forth in Article III.

9.4 Preestablished Performance Goals.  The performance criteria for any Award that is intended to satisfy the requirements for “performance-based compensation” under Code § 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Performance Award is granted. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually or in any combination, applied to either the Company as a whole or to a business unit or Affiliated Corporation, either individually or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the performance-based Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (q) product release schedules, and (r) new product innovation. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Securities Exchange Act filings.

9.5 Committee Certification. Notwithstanding satisfaction of any Qualifying Performance Criteria, the number of Stock, Options, SARs, or RSUs under a performance-based Award to be granted or vested on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Participant shall not be entitled to vest in or be granted any portion of a performance-based Award until the Committee certifies in writing that the Holder has met his or her specific performance goals and determines the portion of the performance-based Award which is to be vested or granted.

ARTICLE X

PLAN ADMINISTRATION

10.1 Committee.  The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee") and, at any time when the Plan Sponsor is a publicly held corporation, consisting solely of outside Directors (within the meaning of Code § 162(m)(4)(C)(i)). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. At any time when the Plan Sponsor is a publicly held corporation, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and to permit Awards to comply with the performance based compensation exception of Code § 162(m).  Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

10.2 Committee Meetings and Actions.  The Committee shall hold meetings at such times and places as it may determine.  A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

10.3 Powers of Committee.  In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Individuals, determine the Awards to be made pursuant to the Plan, and the time at which such Awards are to be made, fix the exercise price, period and manner in which an Option or SAR becomes exercisable, and establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan.  The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Plan Sponsor and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan.  In granting Awards, the Committee shall take into consideration the contribution the Participant has made or may make to the success of the Company or its subsidiaries and such other factors as the Committee shall determine.  The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  No member of the Committee shall be liable for any action or determination made in good faith.  The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

10.4 Options May Be Assumed.  In accordance with the provisions of Code § 424(a), the Committee may, in its sole discretion, substitute a new Option for an outstanding option or assume an outstanding option in connection with a Corporate Transaction, without the substitution or assumption being treated as a modification of the existing incentive stock option under Code § 424(h) or a modification of an existing option under Code § 409A.  If the new substituted Option or assumed Option is intended to be an Incentive Option, the provisions of this Section apply solely to an Eligible Employee who is providing services to the Company at the time of the substitution or assumption (or a former Eligible Employee within the 3-month period following termination of service).  For purposes of this Section, the term “Corporate Transaction” includes: (a) a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; (b) a distribution (excluding an ordinary dividend or a stock split or stock dividend described in Treas. Reg. § 1.424-1(e)(4)(v)) or change in the terms or number of outstanding shares of such corporation; and (c) any other corporate events prescribed by the Commissioner in published guidance.

10.5 Interpretation of Plan.  The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.  Stock Options, Stock Appreciation Rights, Restricted Stock grants, and Stock grants are intended to be excluded from the requirements of Code § 409A as a result of the exception for stock rights and the exception for transfers of property subject to § 83.  Restricted Stock Unit grants are intended to be excluded from the requirements of Code § 409A under the short-term deferral exception.  To the extent that any provision of the Plan or of any grant Agreement could be interpreted otherwise, the Plan and all grant Agreements shall be interpreted in a manner that ensures all grants are excluded from the requirements of Code § 409A.  The Company will amend the Plan as necessary to ensure exclusion of Awards from the requirements of Code § 409A, or to the extent necessary or appropriate, to comply with the requirements of Code § 409A.

10.6 Indemnification.  Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf.  The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Plan Sponsor's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE XI

STOCK SUBJECT TO THE PLAN

11.1 Number of Shares.  The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 1,400,000, subject to the provisions regarding changes in capital.  The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Plan Sponsor.  This authorization may be increased from time to time by approval of the Board and by the stockholders of the Plan Sponsor if, in the opinion of counsel for the Plan Sponsor, stockholder approval is required.  Shares that may be issued upon exercise of Options under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Plan Sponsor shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

11.2 Unused Stock.  Any Shares that are subject to an Award that expires or for any reason is terminated and any Shares withheld for the payment of taxes or received by the Plan Sponsor as payment of the exercise price of an Award shall automatically become available for use under the Plan.

11.3 Adjustments for Stock Splits and Stock Dividends. If the Plan Sponsor shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner (in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D)) as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

11.4 Other Distributions and Changes in the Stock.  If the Plan Sponsor distributes assets or securities of persons other than the Plan Sponsor (excluding cash or distributions referred to in Section 11.3) with respect to the Stock, or if the Plan Sponsor grants rights to subscribe pro rata for additional Shares or for any other securities of the Plan Sponsor to the holders of its Stock, or if there is any other change (except as described in Section 11.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock will be changed or for which it has been exchanged, and if the Committee in its discretion determines that the event equitably requires an adjustment in the number or kind of Shares subject to an Award, an adjustment in the exercise price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Award or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee (in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D)) and shall be effective for all purposes of the Plan and on each outstanding Award.

11.5 General Adjustment Rules.  No adjustment or substitution provided for in this Article shall require the Plan Sponsor to sell a fractional Share under any Award, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional Share.  In the case of any such substitution or adjustment, the aggregate exercise price for the total number of Shares then subject to an Option shall remain unchanged but the exercise price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.  In the case of any such substitution or adjustment, such Option shall be equitably adjusted by the Committee in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D).

11.6 Determination by the Committee. Adjustments under this Article shall be made by the Committee, whose determinations shall be final and binding upon all parties.

ARTICLE XII

GENERAL RESTRICTIONS

12.1 Investment Representations.  The Plan Sponsor may require any person to whom an Award is granted, as a condition of receiving Stock pursuant to the Award, to give written assurances in substance and form satisfactory to the Plan Sponsor and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Plan Sponsor deems necessary or appropriate in order to comply with federal and applicable state securities laws.  Legends evidencing such restrictions may be placed on the Stock certificates.

12.2 Compliance with Securities Laws.  Each Award shall be subject to the requirement that, if at any time counsel to the Plan Sponsor shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Plan Sponsor to apply for or to obtain such listing, registration or qualification.

12.3 Changes in Accounting Rules.  Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Plan Sponsor, the Committee shall have the right and power to modify as necessary, any then outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

12.4 Shareholders Agreement.  Upon demand by the Plan Sponsor, the Participant shall execute and deliver to the Plan Sponsor a shareholders agreement in such form as the Company may provide at the time of the Participant is receiving Stock pursuant to the Plan (“Shareholders Agreement”).  The Shareholders Agreement may include, without limitation, restrictions upon the Participant's right to transfer shares, including the creation of an irrevocable right of first refusal in the Plan Sponsor and its designees, and provisions requiring the Participant to transfer the Shares to the Plan Sponsor or the Plan Sponsor's designees upon a termination of employment.  Upon such demand, execution of the Shareholders Agreement by the Participant prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such Shares, unless such condition is expressly waived in writing by the Plan Sponsor.

ARTICLE XIII

REQUIREMENTS OF LAW

13.1 Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

13.2 Federal Securities Law Requirements.  If a Participant is an officer or director of the Plan Sponsor within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule.  Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

13.3 Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Plan Sponsor, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the consent of the Participant holding such Award.

ARTICLE XV

MISCELLANEOUS

15.1 Gender and Number.  Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

15.2 No Right to Continued Employment.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Nothing in this Plan shall limit or impair the Company's right to terminate the employment of any employee, to terminate the consulting services of any consultant, or to terminate the services of any director.  Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

15.3 Nontransferability.  Except as provided otherwise at the time of grant or as otherwise provided in the Plan, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of a Participant's death, a Participant's rights and interests in Awards shall, to the extent provided in the Plan, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Awards may be made by, the Participant's legal representatives, heirs or legatees.  Notwithstanding the foregoing, the Option Holder may not transfer an Incentive Option during the Option Holder's lifetime.  If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

15.4 No Plan Funding.  Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner.  The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

15.5 Other Employee Benefits.  The amount of any compensation deemed to be received by a Participant as a result of Awards under the Plan shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

IN WITNESS WHEREOF, the Plan Sponsor has caused this Second Amended and Restated Bacterin International Equity Incentive Plan to be duly executed, effective as of June 24, 2015.

BACTERIN INTERNATIONAL HOLDINGS, INC.
Plan Sponsor

By:

Title:

Date:

PROXY	BACTERIN INTERNATIONAL HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 24, 2015

The undersigned hereby appoints Daniel Goldberger and John Gandolfo, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote (with discretionary authority as to any and all other business that may properly come before the meeting), all of the shares of Common Stock of Bacterin International Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Mountain Time on June 24, 2015 at the Hilton Garden Inn, Denver Tech Center, 7675 E. Union Avenue, Denver, CO 80237, and at any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Item 1 – Election of Class I Directors

	For	Withhold
Class I – Daniel Goldberger	☐	☐
Class I – David Goodman	☐	☐

The Board of Directors recommends a vote FOR the listed nominees under Item 1.

Item 2 – Ratification of Independent Auditors

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR Item 2.

Item 3 – Second Amended and Restated Bacterin International Equity Incentive Plan

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR Item 3.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Date:

Signature

Signature (Joint Owners)

Address Changes/Comments:

Please indicate whether you plan to attend this meeting: ☐